                               FOURTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") is made this 27th day of August, 1999, by and among BANK OF AMERICA, N.A. doing business in Washington as Seafirst Bank, a national banking association ("Seafirst"), U.S. BANK NATIONAL ASSOCIATION, a national banking association ("U.S. Bank")(each individually a"Lender" and collectively the "Lenders"), BANK OF AMERICA, N.A. doing business in Washington as Seafirst Bank, as agent for Lenders (the "Agent"), SPACELABS MEDICAL, INC., a California corporation (the "Borrower") and SPACELABS MEDICAL, INC., a Delaware corporation (the "Guarantor").

                                    RECITALS

         A. Lenders, Borrower, Guarantor and Agent are parties to that certain Amended and Restated Loan Agreement dated as of July 16, 1997, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of October 16, 1997, as amended by that certain Second Amendment to Amended and Restated Loan Agreement dated as of October 15, 1998 and as amended by that certain Third Amendment to Amended and Restated Loan Agreement dated as of March 15, 1999 (as the same has been and may hereafter be amended, modified or extended from time to time the "Loan Agreement") and the related Loan Documents described therein. Capitalized terms used herein and not otherwise defined shall have the meanings given in the Loan Agreement.

         B. Borrower and Guarantor have requested that the Loan Agreement be amended to increase the Total Revolving Commitment to $45,000,000. Lenders and Agent are prepared to amend the Loan Agreement to increase the Total Revolving Commitment on the terms and conditions set forth below.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

         1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Loan Agreement. All references in the Loan Documents to Bank of America National Trust and Savings Association or Bank of America NT&SA shall mean Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association.

         2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is amended as follows:

          (a) AMENDMENT TO DEFINITIONS. In Section 1.1, amendments are made to the definitions, as follows:

               (1) APPLICABLE REVOLVING INTEREST RATE. The definition of "Applicable Revolving Interest Rate" is hereby amended and restated to read as follows:

                           "Applicable Revolving Interest Rate" means (i) in respect of the aggregate principal amount Revolving Loans (or portion of thereof) up to a maximum of $35,000,000 at any one time outstanding, (A) in the case of any Revolving Loan denominated in Dollars, the Overnight Rate, the Revolving IBOR Rate, the Revolving LIBOR Rate or the Base Rate or (B) in the case of any Revolving Loan denominated in an Applicable Currency other than Dollars, the Revolving IBOR Rate or the Revolving

          LIBOR Rate, in each case as designated by Borrower in an Interest Rate Notice given with respect to such Revolving Loan (or portion thereof) or (ii) in respect of the aggregate principal amount Revolving Loans (or portion of thereof) in excess of $35,000,000 at any one time outstanding, (A) in the case of any Revolving Loan denominated in Dollars, the Special Overnight Rate, the Special IBOR Rate, the Special LIBOR Rate or the Base Rate or (B) in the case of any Revolving Loan denominated in an Applicable Currency other than Dollars, the Special IBOR Rate or the Special LIBOR Rate, in each case as designated by Borrower in an Interest Rate Notice given with respect to such Revolving Loan (or portion thereof) or, in all cases, as otherwise determined pursuant to Section 2.8(c).

               (2) MAJORITY LENDERS. The definition of "Majority Lenders" is hereby amended and restated to read as follows:

               "Majority Lenders" means two (2) or more Lenders holding not less than fifty-one (51%) percent of the aggregate pro rata interests in all Loans or such greater percentage of the aggregate pro rata interests in all Loans as shall be agreed to by all Lenders and Agent.

                (3) SPECIAL IBOR RATE. The definition of "Special IBOR Rate" is hereby added to read as follows:

               "Special IBOR Rate" means, for any Applicable Interest Period, an interest rate per annum equal to the Revolving IBOR Rate for such Applicable Interest Period plus seventy (70) basis points.

                (4) SPECIAL LIBOR RATE. The definition of "Special LIBOR Rate" is hereby added to read as follows:

                    "Special LIBOR Rate" means, for any Applicable Interest Period, an interest rate per annum equal to the Revolving LIBOR Rate for such Applicable Interest Period plus seventy (70) basis points.

                (5) SPECIAL OVERNIGHT RATE. The definition of "Special Overnight Rate" is hereby added to read as follows:

                    "Special Overnight Rate" means, for any Applicable Interest Period, an interest rate per annum equal to the Overnight Rate that has been or would be quoted to Borrower with respect to Revolving Loans up to a maximum of $35,000,000 at any one time outstanding for such Applicable Interest Period plus seventy (70) basis points.

     (b) AMENDMENT TO SECTION 2.3. In Section 2.3, amendments are made to the definitions, as follows:

               (1) EACH LENDER'S REVOLVING COMMITMENT. The table that sets forth each Lender's "Revolving Commitment" is hereby amended and restated as follows:


           Lender                                       Commitment
           ------                                       ----------
           Seafirst Bank                                $29,000,000
           U.S. Bank                                    $16,000,000
                                                        -----------
                                            Total       $45,000,000

                           (2)   TOTAL REVOLVING COMMITMENT.  The reference to
the amount of Thirty-five Million Dollars ($35,000,000) in the sentence that contains the definition of the Total Revolving Commitment is hereby amended to refer to the amount of Forty-five Million Dollars ($45,000,000).

         3. AMENDMENT TO BURDICK NOTES. In the first numbered paragraph of each of the Burdick Notes, the phrase "and ending on the earlier of (a) the date which is three (3) years after the date hereof, or (b) October 31, 2000" is hereby deleted and the phrase "and ending on July 16, 2000" is substituted in its stead.

         4. CONDITIONS TO EFFECTIVENESS. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

               (a) DELIVERY OF AMENDMENT. Borrower, Guarantor, each Lender and Agent shall have executed and delivered counterparts of this Amendment to Agent;

               (b) DELIVERY OF NOTES. Borrower shall have executed and delivered to Seafirst and U.S. Bank promissory notes substantially in the form of Exhibits A-1 and A-2 attached hereto (the "Notes");

               (c) CORPORATE AUTHORITY. Agent shall have received in form and substance reasonably satisfactory to it (1) a copy of a resolution adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and the Notes (collectively, the "Amendment Documents") certified by the Secretary of Borrower; (2) a copy of a resolution adopted by the Board of Directors of Guarantor authorizing the execution, delivery and performance of this Amendment and the subjoined Guarantor's Consent certified by the Secretary of Guarantor; (3) evidence of the authority of the persons who have signed the Amendment Documents on behalf of Borrower and this Amendment and the subjoined Guarantor's Consent on behalf of Guarantor; and (4) such other evidence of corporate authority as Agent or any Lender shall request;

               (d) OPINION OF COUNSEL. Agent shall have received the written legal opinion of Clay West, in-house counsel for Borrower and Guarantor addressed to Agent and Lenders dated as of the date hereof substantially in the form of Exhibit B attached hereto;

               (e) CONSENT OF GUARANTOR. Guarantor shall have executed the subjoined Guarantor's Consent;

               (f) REPRESENTATIONS TRUE; NO DEFAULT. The representations of Borrower as set forth in Article 4 of the Loan Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing or will occur as a result of the execution of the Amendment Documents; and

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

                  (g) OTHER DOCUMENTS. Agent and Lenders shall have received such other documents, instruments, and undertakings as Agent and such Lender may reasonably request.

         5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lenders and Agent that each of the representations and warranties set forth in Article 4 of the Loan Agreement is true and correct in each case as if made on and as of the date of this Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Loan Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

         6. NO FURTHER AMENDMENT. Except as expressly modified by this Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Agent and Lenders on request for all reasonable expenses, including legal fees, actually incurred by Agent or such Lender in connection with the preparation of this Amendment and the closing of the transactions contemplated hereby.

         7.       MISCELLANEOUS.

                  (a) ENTIRE AGREEMENT. This Amendment comprises the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

                  (b) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

                  (c) GOVERNING LAW. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington.

                  (d) ORAL AGREEMENTS NOT ENFORCEABLE.

         ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.


         BORROWER:            SPACELABS MEDICAL, INC., a California corporation



                              By
                                -------------------------------------------

                               Its
                                 -------------------------------------------


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         GUARANTOR:            SPACELABS MEDICAL, INC., a Delaware corporation



                                        By
                                          -------------------------------------

                                          Its
                                             -----------------------------------


         LENDERS:                       BANK OF AMERICA, N.A., a national
                                        banking association



                                        By
                                          -------------------------------------

                                          Its
                                             -----------------------------------


                                        U.S. BANK NATIONAL ASSOCIATION, a
                                       national banking association



                                        By
                                          -------------------------------------

                                          Its
                                             -----------------------------------


         AGENT:                         BANK OF AMERICA, N.A., a national
                                        banking association



                                        By
                                          -------------------------------------

                                          Its
                                             -----------------------------------

                               GUARANTOR'S CONSENT


         SPACELABS MEDICAL, INC., a Delaware corporation (the "Guarantor") is a guarantor of the indebtedness, liabilities and obligations of SPACELABS MEDICAL, INC., a California corporation (the "Borrower") under the Amended and Restated Loan Agreement and the other Loan Documents described in the Loan Agreement. Guarantor hereby acknowledges that it has received a copy of the Fourth Amendment to Amended and Restated Loan Agreement dated as of August 27, 1999 by and among Borrower, Bank of America, N.A. doing business in Washington as Seafirst Bank and U.S. Bank National Association, as lenders, Bank of America, N.A. doing business in Washington as Seafirst Bank, as agent, and Guarantor (the "Amendment") and hereby consents to its contents, including all prior and current amendments to the Loan Agreement and the other Loan Documents described therein (notwithstanding that such consent is not required). Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the Amendment.


         GUARANTOR:             SPACELABS MEDICAL, INC., a Delaware corporation



                                        By
                                          -------------------------------------

                                          Its
                                             -----------------------------------

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